B A R O N

F U N D S®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated January 28, 2015 to Statement of Additional Information dated April 30, 2014

Effective January 28, 2015, the Statement of Additional Information of Baron Select Funds (the “Funds”) is modified as follows:

On page 14 under “Fund Policies” insert the following new section before “Portfolio Turnover.”: Borrowing.

Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund of Baron Select Funds and Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund of Baron Investment Funds Trust have entered into a committed line of credit facility with State Street Bank and Trust Company as lenders pursuant to which the Funds may borrow up to $100 million in order to provide them with temporary liquidity on a first-come, first-served basis. Interest is charged to the borrowing fund at a rate equal to the higher of the Overnight Federal Funds rate or the Overnight LIBOR rate, plus one percent (1.00%). A commitment fee, equal to 0.12% per year of the average daily unused portion of the Committed Line amount is allocated to the participating Funds based on each Fund’s relative net assets.

Baron Partners Fund participates in a committed line of credit agreement with State Street in the amount of $475 million. A commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 18, 2015. Baron Partners Fund may borrow up to the lesser of $475 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, as amended, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds rate or the Overnight LIBOR rate plus 0.85%.

This information supplements the Statement of Additional Information dated April 30, 2014. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.